UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 18, 2025

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement Amendment

On May 20, 2024, Globalink Investment Inc. a Delaware corporation (the “Company” or “Globalink”), Alps Global Holding Pubco, a Cayman Islands exempted company (“PubCo”), Alps Biosciences Merger Sub, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”), Alps Life Sciences Inc., a Cayman Islands company (“Alps Holdco”), GL Sponsor LLC, a Delaware limited liability company (“Parent Representative”), and Dr. Tham Seng Kong, an individual, in the capacity as the representative for the shareholders of Alps Holdco (“Seller Representative”), entered into an amended and restated merger agreement, as amended on March 6, 2025 (the “Amended and Restated Merger Agreement”).

On April 18, 2025, Globalink, Alps Holdco, Parent Representative and Seller Representative entered into a Second Amendment to the Merger Agreement (the “Amendment”). The primary terms of which are to remove the continued listing of Globalink’s securities on Nasdaq as a condition to the closing of the transactions contemplated by the Amended and Restated Merger Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transactions (the “Transactions”) contemplated by the Amended and Restated Agreement, as amended by the Amendment, PubCo has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (Registration No. 333-284035), which includes a proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to Globalink’s stockholders in connection with Globalink’s solicitation of proxies for the vote by Globalink’s stockholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in connection with the business combination. STOCKHOLDERS OF GLOBALINK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT PUBCO AND GLOBALINK WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Stockholders and investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed by PubCo and Globalink at the SEC’s website at www.sec.gov.

Participants in Solicitation

Each of PubCo, Globalink and Alps Holdco and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Globalink’s directors and executive officers, PubCo, Alps Holdco and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the PubCo registration statement described and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Globalink, Alps Holdco, or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Globalink’s, Alps Holdco’s or PubCo’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Globalink and its management, and Alps Holdco and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of PubCo, Globalink, or Alps Holdco undertakes any duty to update these forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed Transactions, including the risks that (a) the proposed Transactions may not be consummated within the anticipated time period, or at all; (b) Globalink may fail to obtain stockholder approval of the proposed business combination; (c) the Parties may fail to secure required regulatory approvals under applicable laws; and (d) other conditions to the consummation of the proposed Transactions under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on Globalink or Alps Holdco or their respective business, including the risks that Globalink’s stock price may decline significantly if the proposed Transactions are not completed; (3) the effects that the announcement or pendency of the proposed Transactions may have on Alps Holdco and its business, including the risks that as a result (a) Globalink’s business, operating results or stock price may suffer or (b) PubCo’s, Globalink’s or Alps Holdco’s current plans and operations may be disrupted; (4) the inability to recognize the anticipated benefits of the proposed Transactions; (5) unexpected costs resulting from the proposed Transactions; (6) changes in general economic conditions; (7) regulatory conditions and developments; (8) changes in applicable laws or regulations; (9) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed Transactions and instituted against PubCo, Globalink, Alps Holdco and others; and (10) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed Transactions, including those under “Risk Factors” therein, and in Globalink’s other filings with the SEC.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Globalink’s most recent filings with the SEC and in the registration statement described above filed by PubCo in connection with the proposed Transactions. All subsequent written and oral forward-looking statements concerning Globalink, Alps Holdco, or PubCo, the Transactions described herein or other matters attributable to Globalink, Alps Holdco, PubCo or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Globalink, Alps Holdco, and PubCo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Merger Agreement dated as of March 6, 2025, by and among Globalink Investment Inc., Alps Life Sciences Inc., GL Sponsor LLC and Dr. Tham Seng Kong

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2025

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer